Deutsche Bank

 Deutsche Bank AG New York

60 Wall Street

New York, NY 10005

Telephone: 212-250-5977

Facsimilie: 212-797-8826

Deutsche Bank Aktiengesellschaft

To:	HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for PHH Alternative Mortgage Trust, Series 2007-1
Attn:	Corporate Trust & Loan Agency/PHHAM 2007-1
Fax No:	212-525-1300
From:	DEUTSCHE BANK AG, NEW YORK BRANCH
Reference:	Global No. N556325N
Date:	January 26, 2007

Swap Transaction Confirmation

1.

The purpose of this letter agreement (“Confirmation”) is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the “Transaction”) between Deutsche Bank AG, New York Branch (“DBAG”) and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for PHH Alternative Mortgage Trust, Series 2007-1 (“Counterparty”) created under the Pooling and Servicing Agreement for PHH Alternative Mortgage Trust, Series 2007-1 dated as of January 1, 2007 among Deutsche Alt-A Securities, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, and HSBC Bank USA, National Association, as trustee (the “Pooling and Servicing Agreement”).

The definitions and provisions contained in the 2000 ISDA Definitions (the “2000 Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”) are incorporated into this Confirmation.  In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction.  References herein to a “Transaction” shall be deemed to be references to a “Swap Transaction” for the purposes of the 2000 Definitions.  Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned thereto in the Agreement.  Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement.

Chairman of the Supervisory Board: Clemens Börsig Management Board: Josef Ackermann (Chairman), Hugo Banziger, Tessen von Heydebreck, Anthony Di Iorio, Hermann-Josef Lamberti

2.

This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to with this Confirmation relates.  This Confirmation supplements, forms part of, and  is subject to the terms and conditions of the ISDA Master Agreement dated as of January 26, 2007, between each of DBAG and Counterparty (the “Agreement”). Capitalized terms used in this Confirmation and not defined in the Agreement, this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement.

3.

The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

General Terms
Type of Transaction:	Rate Swap
Notional Amount:

With respect to any Calculation Period (i) the lesser of the amount set forth for such period on Schedule I attached and (ii) the aggregate class certificate principal balance of the Group I Senior and Group I Mezzanine certificates as of the immediately prior Distribution Date (after giving effect to distributions on such Certificates on such Distribution Date).

Trade Date:	January 11, 2007
Effective Date:	January 26, 2007
Termination Date:	February 25, 2014, subject to adjustment in accordance with the Following Business Day Convention.
Fixed Amounts:
Fixed Rate Payer:	Counterparty
Fixed Rate:	5.16%
Fixed Rate Payer Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing February 25, 2007, and ending on February 25, 2014 with No Adjustments.

Fixed Rate Payer Payment Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing February 25, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.  Early Payment shall be applicable. The Fixed Rate Payer Payment Date shall be one (1) Business Day preceding each Fixed Rate Payer Period End Date.

Fixed Amount:	Notional Amount * Fixed Rate * Fixed Rate Day Count Fraction
Fixed Rate Day Count Fraction:	30/360
Floating Amounts:
Floating Rate Payer:	DBAG
Floating Rate Payer Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing February 25, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer Payment Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing February 25, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.  Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one (1) Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA
Floating Amount:	Notional Amount * Floating Rate Option * Floating Rate Day Count Fraction
Designated Maturity:	One month
Floating Rate Day Count Fraction:	Actual/360
Reset Dates:	The first day of each Calculation Period
Compounding:	Inapplicable
Additional Terms:
Additional Payments:	Counterparty shall pay DBAG USD 726,000 on January 26, 2007.
Business Days:	New York
Calculation Agent:	DBAG
Account Details and Settlement Information:	Payments to DBAG: Deutsche Bank Trust Company – Americas, New York SWIFT Code: BKTRUS33 Favor of: Deutsche Bank AG, New York Acct. # 01 473 969 Reference: N556325N
Payments to Counterparty: Wells Fargo Bank, NA ABA# 121000248 Account Name: SAS Clearing Account # [3970771416] FFC to: PHHAM 2007-1, Certificate Swap Account # 50980301

Please confirm that the foregoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:

Attention: Derivative Documentation

Telephone: 44 20 7547 4755

Facsimile: 44 20 7545 9761

E-mail:derivative.documentation@db.com

This message will be the only form of Confirmation dispatched by us. If you wish to exchange hard copy forms of this Confirmation, please contact us.

For and on behalf of DEUTSCHE BANK AG, NEW YORK BRANCH (RMBS Derivatives Desk)

For and on behalf of

HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for PHH Alternative Mortgage Trust, Series 2007-1

/s/ John Farrell Name: John Farrell Title: VP Date: 1/26/07	/s/ Fernando Acebedo Name: Fernando Acebedo Title: Vice President Date: 1/26/07
/s/ Mathew Hoff Name: Mathew Hoff Title: AVP Date: 1/26/07

SCHEDULE I

(With respect to each Fixed Rate Payer Period End Date, all such dates are with No Adjustment, and with respect to each Floating Rate Payer Period End Date, all such dates are subject to adjustment in accordance with the Following Business Day Convention)

Start Date	End Date	Notional
January 26, 2007	February 25, 2007	369,690,000
February 25, 2007	March 25, 2007	364,894,660
March 25, 2007	April 25, 2007	359,630,203
April 25, 2007	May 25, 2007	353,908,100
May 25, 2007	June 25, 2007	347,747,490
June 25, 2007	July 25, 2007	341,164,638
July 25, 2007	August 25, 2007	334,177,691
August 25, 2007	September 25, 2007	326,809,974
September 25, 2007	October 25, 2007	319,082,939
October 25, 2007	November 25, 2007	311,019,665
November 25, 2007	December 25, 2007	302,644,757
December 25, 2007	January 25, 2008	294,166,464
January 25, 2008	February 25, 2008	285,925,301
February 25, 2008	March 25, 2008	277,914,599
March 25, 2008	April 25, 2008	270,127,880
April 25, 2008	May 25, 2008	262,558,850
May 25, 2008	June 25, 2008	255,201,392
June 25, 2008	July 25, 2008	248,049,560
July 25, 2008	August 25, 2008	241,097,578
August 25, 2008	September 25, 2008	234,339,833
September 25, 2008	October 25, 2008	227,770,870
October 25, 2008	November 25, 2008	221,385,389
November 25, 2008	December 25, 2008	215,178,237
December 25, 2008	January 25, 2009	209,144,409
January 25, 2009	February 25, 2009	203,279,041
February 25, 2009	March 25, 2009	197,577,405
March 25, 2009	April 25, 2009	192,034,907
April 25, 2009	May 25, 2009	186,647,083
May 25, 2009	June 25, 2009	181,409,301
June 25, 2009	July 25, 2009	176,317,655
July 25, 2009	August 25, 2009	171,368,045
August 25, 2009	September 25, 2009	166,556,490
September 25, 2009	October 25, 2009	161,879,119
October 25, 2009	November 25, 2009	157,332,171
November 25, 2009	December 25, 2009	152,911,992
December 25, 2009	January 25, 2010	148,615,033
January 25, 2010	February 25, 2010	144,437,838
February 25, 2010	March 25, 2010	140,377,053
March 25, 2010	April 25, 2010	136,429,417
April 25, 2010	May 25, 2010	132,591,762
May 25, 2010	June 25, 2010	128,861,008
June 25, 2010	July 25, 2010	125,234,163
July 25, 2010	August 25, 2010	121,708,319
August 25, 2010	September 25, 2010	118,280,649
September 25, 2010	October 25, 2010	114,948,406
October 25, 2010	November 25, 2010	111,708,921
November 25, 2010	December 25, 2010	108,559,598
December 25, 2010	January 25, 2011	105,497,916
January 25, 2011	February 25, 2011	102,521,425
February 25, 2011	March 25, 2011	99,627,742
March 25, 2011	April 25, 2011	96,814,553
April 25, 2011	May 25, 2011	94,079,608
May 25, 2011	June 25, 2011	91,420,720
June 25, 2011	July 25, 2011	88,835,764
July 25, 2011	August 25, 2011	86,322,675
August 25, 2011	September 25, 2011	83,878,985
September 25, 2011	October 25, 2011	81,503,228
October 25, 2011	November 25, 2011	79,193,505
November 25, 2011	December 25, 2011	76,947,973
December 25, 2011	January 25, 2012	74,765,009
January 25, 2012	February 25, 2012	72,642,692
February 25, 2012	March 25, 2012	70,579,329
March 25, 2012	April 25, 2012	68,573,276
April 25, 2012	May 25, 2012	66,622,933
May 25, 2012	June 25, 2012	64,726,746
June 25, 2012	July 25, 2012	62,883,204
July 25, 2012	August 25, 2012	61,090,840
August 25, 2012	September 25, 2012	59,348,227
September 25, 2012	October 25, 2012	57,653,977
October 25, 2012	November 25, 2012	56,006,742
November 25, 2012	December 25, 2012	54,405,212
December 25, 2012	January 25, 2013	52,848,114
January 25, 2013	February 25, 2013	51,334,208
February 25, 2013	March 25, 2013	49,862,293
March 25, 2013	April 25, 2013	48,431,198
April 25, 2013	May 25, 2013	47,039,786
May 25, 2013	June 25, 2013	45,686,694
June 25, 2013	July 25, 2013	44,371,119
July 25, 2013	August 25, 2013	43,092,018
August 25, 2013	September 25, 2013	41,848,375
September 25, 2013	October 25, 2013	40,639,203
October 25, 2013	November 25, 2013	39,463,542
November 25, 2013	December 25, 2013	38,320,462
December 25, 2013	January 25, 2014	37,209,054
January 25, 2014	February 25, 2014	36,128,461